SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------




                                   FORM 8-K/A



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 2, 2001 (January 16, 2001)


                             HENLEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)


            0-21054                                   76-0511324
      (Commission File Number)              (IRS Employer Identification No.)



120 INDUSTRIAL BOULEVARD, SUGAR LAND, TEXAS               77478
(Address of principal executive offices)               (Zip Code)




       Registrant's telephone number, including area code: (281) 276-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

TERMINATION OF PRIVATE EQUITY CREDIT AGREEMENT

      On December 6, 2001, Henley Healthcare, Inc., a Texas corporation (the "Company"), reported that it had entered into a Private Equity Credit Agreement with each of The Endeavour Capital Investment Fund S.A., Esquire Trade & Finance, Inc., and Celeste Trust Reg (collectively, the "Purchasers") dated as of November 20, 2000 (the "Equity Agreement"). Effective as of January 16, 2001, the Company and each of the Purchasers terminated the Equity Agreement. No shares of the Company's Series F Convertible Preferred Stock, par value $.10 per share were issued to the Purchasers.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HENLEY HEALTHCARE, INC.



                                    By: /s/ JAMES L. STURGEON
                                            James L. Sturgeon
                                            Chief Financial Officer

February 2, 2001

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